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                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                     ---------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 California Street, Floor 38
San Francisco, California                                                  94111
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                  --------------------------------------------
                          Susquehanna Bancshares, Inc.
               (Exact name of obligor as specified in its charter)

     Pennsylvania                                                25-0659306
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

26 North Cedar Street
Lititz, Pennsylvania                                               17543
(Address of principal executive offices)                         (Zip Code)


                               Subordinated Notes
                       (Title of the indenture securities)
--------------------------------------------------------------------------------

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Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency, Washington, D.C.
              Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.  Affiliations with Obligor.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect (see
                    Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business
                    (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust
                    Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1
                    filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5. Not Applicable

         Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8. Not Applicable

         Exhibit 9. Not Applicable


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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 30th day of December, 2002.

                                J. P. Morgan Trust Company, National Association


                                   By  /s/ Elaine D. Renn
                                     ----------------------------------
                                       Elaine D. Renn
                                       Vice President


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Exhibit 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------




Consolidated Report of Condition of  J.P. Morgan Trust Company, N.A., (formerly
                                    --------------------------------------------
Chase Manhattan Bank and Trust Company, N.A.)
-----------------------------------------------
                                         (Legal Title)

Located at     1800 Century Park East, Ste. 400    Los Angeles,      CA   90067
           ---------------------------------------------------------------------
                   (Street)                          (City)       (State) (Zip)

as of close of business on     September 30, 2002
                           ---------------------------
================================================================================

================================================================================

                                              ($000)
                                              ------

Assets

  Cash and Due From Banks                      $9,685

  Securities                                  101,834

  Loans and Leases                            141,553

  Premises and Fixed Assets                     5,549

  Intangible Assets                           154,231

  Other Assets                                 27,391
                                           ----------

    Total Assets                             $440,243
                                           ==========

Liabilities

  Deposits                                   $ 91,278

  Other Liabilities                            42,911
                                           ----------
    Total Liabilities                         134,189


Equity Capital

  Common Stock                                    600

  Surplus                                     277,263

  Retained Earnings                            28,186
                                           ----------
    Total Equity Capital                      306,054
                                           ----------


    Total Liabilities and Equity Capital     $440,243
                                           ==========


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